SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                               December 1, 1997
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                        Phoenix Gold International, Inc.
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             (Exact name of registrant as specified in its charter)



     Oregon                     0-22866                        93-1066325
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(State or other          (Commission File No.)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



 9300 North Decatur Street, Portland, Oregon                          97203
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:

                               (503) 288-2008
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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

          On December 1, 1997, Matthew W. Chapman resigned as a director of Phoenix Gold International, Inc. (the "Company") and in his letter of resignation referred to a disagreement with the Company relating to a personnel decision and certain management and personnel matters. Mr. Chapman's letter of resignation is attached to this Current Report on Form 8-K as Exhibit 17.1. The Company disagrees with the characterization of its management practices set forth in Mr. Chapman's letter of resignation and will take prompt action to locate a replacement director.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PHOENIX GOLD INTERNATIONAL, INC.
                                        (Registrant)



Date: December 3, 1997              By:/s/ Joseph K. O'Brian
                                       -----------------------------------------
                                       Joseph K. O'Brien
                                       Chief Financial Officer



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                                  EXHIBIT INDEX
Exhibit No.                                                  Page
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17.1     Letter of Resignation of
         Matthew W. Chapman, Director